UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 9, 2019
________________________________________

 U.S. Silica Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ________________________________________

 Delaware
(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

24275 Katy Freeway, Suite 600, Katy, Texas	77494
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 258-2170
 ________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
U.S. Silica Holdings, Inc. (the Company”) held its Annual Meeting of Stockholders on May 9, 2019 (the "Annual Meeting"). At the Annual Meeting, the stockholders of the Company:

•	Item 1 - elected all 6 director nominees;

•	Item 2 - ratified the appointment of Grant Thornton LLP as independent registered public accounting firm for 2019; and

•	Item 3 - approved, on an advisory basis, the compensation of the Company’s named executive officers.
The final voting results for the proposals presented at the meeting are set forth below:
Item 1 - Election of Directors
All director nominees were elected at the Annual Meeting to serve until the 2020 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
Peter Bernard	49,249,712	1,667,155	127,733	12,271,378
Diane K. Duren	50,575,699	332,841	136,060	12,271,378
William J. Kacal	50,092,117	825,151	127,332	12,271,378
Charles Shaver	50,090,225	825,576	128,799	12,271,378
Bryan A. Shinn	50,595,208	332,970	116,422	12,271,378
J. Michael Stice	50,294,155	498,967	251,478	12,271,378

Item 2 - Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for 2019 was approved with approximately 97% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain
61,982,002	1,017,469	316,507

Item 3 - Advisory Resolution to Approve Executive Compensation
The advisory resolution to approve the compensation of the Company’s named executive officers, was approved with approximately 95% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-Votes
48,499,473	2,234,771	310,356	12,271,378

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2019

U.S. SILICA HOLDINGS, INC.

/s/ W. Andrew Macan
W. Andrew Macan
Senior Vice President, General Counsel & Corporate Secretary